                        AMENDMENT AND AGREEMENT dated as of December 20, 2005
                  (this "Amendment"), to the Credit Agreement dated as of June
                  6, 2002 (as amended as of December 4, 2002, as amended and restated as of June 6, 2003, and as further amended as of
                  December 17, 2003, December 21, 2004 and September 29, 2005,
                  the "Credit Agreement"), among TriMas Corporation, a Delaware corporation ("Holdings"), TriMas Company LLC, a Delaware
                  limited liability company, (the "Parent Borrower"), the
                  Subsidiary Term Borrowers and the Foreign Subsidiary Borrowers
                  (each, as defined in the Credit Agreement) party thereto
                  (collectively, the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), JPMorgan Chase Bank, N.A.
                  (formerly known as JPMorgan Chase Bank) as administrative
                  agent and collateral agent, CSFB Cayman Islands Branch, as syndication agent, and Comerica Bank, National City Bank, and
                  Wachovia Bank, National Association, each as documentation agent.

            A. Holdings and the Borrowers have requested that the Required
Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

            B. The Required Lenders are willing so to amend such provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

            C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement as amended hereby.

            SECTION 1. The relevant portion of the table set forth in Section
6.12 is hereby amended and restated in its entirety as follows:

                        Period                                  Ratio
                        ------                                  -----
      Fourth Fiscal Quarter of 2005 to the
            Third Fiscal Quarter of 2006                     1.80 to 1.00

      Fourth Fiscal Quarter of 2006                          1.90 to 1.00

      First Fiscal Quarter of 2007 and thereafter            2.75 to 1.00

            SECTION 2. Representations and Warranties. Each Loan Party hereto represents and warrants to the Administrative Agent and the Lenders that:

            (a) this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms;

            (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct on and as

of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

            (c) After giving effect to this Amendment, no Default or Event of
Default shall have occurred and be continuing.

            SECTION 3. Amendment Fee. In consideration of the agreements of the
Required Lenders contained in this Amendment, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on December 20, 2005, an amendment fee (the "Amendment Fee") equal to 10 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Lender.

            SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of December 20, 2005 when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of each of Holdings, the Borrowers listed on Schedule 1 hereto and the Required Lenders and (ii) the Amendment Fee, (b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or otherwise, including all invoiced fees and expenses of counsel to the
Administrative Agent shall have been paid or reimbursed, as applicable.

            SECTION 5. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.

            SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            SECTION 8. Expenses. The Parent Borrower agrees to reimburse the
Administrative Agent for its out-of-pocket expenses in connection with this
Amendment, including the fees, charges and disbursements of Cravath, Swaine &
Moore LLP, counsel for the Administrative Agent.

            SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                         TRIMAS CORPORATION,

                                            By:/s/ E. R. Autry
                                              __________________________________
                                               Name: E. R. Autry
                                               Title: Chief Financial Officer

                                         TRIMAS COMPANY LLC,

                                            By:/s/ E. R. Autry
                                              __________________________________
                                               Name: E. R. Autry
                                               Title: Chief Financial Officer

                                         THE BORROWERS LISTED ON
                                         SCHEDULE 1 HERETO,

                                            By:/s/ E. R. Autry
                                              __________________________________
                                               Name: E. R. Autry
                                               Title: Chief Financial Officer

                                         JPMORGAN CHASE BANK, N.A.,
                                         (formerly known as JPMorgan Chase
                                         Bank), Individually and as
                                         Administrative Agent, Collateral Agent
                                         and Issuing Bank,

                                            By:/s/ Richard W. Duker
                                              __________________________________
                                               Name: Richard W. Duker
                                               Title: Managing Director